Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

December 31, 2007

($ in Thousands)

	6/07 QTR	9/07 QTR	12/07 QTR
Loan Loss Reserve-Total	$28,817	$28,520	$29,370
- General	28,217	27,928	28,472
- Specific	601	593	898
Net Charge-offs (Recoveries) for the Qtr	187	647	150
Nonperforming Assets - Total	12,024	15,931	39,741
- REO	2,740	1,413	2,932
- Nonaccrual	9,284	14,518	36,809
Troubled Debt Restructuring	256	250	573

	6/07 QTR	6/07 YTD	9/07 QTR	9/07 YTD	12/07 QTR
Loan Originations- Total	$664,052	$1,726,537	$575,408	$2,301,945	$405,809
Single-Family Residential	239,564	591,738	243,474	835,212	223,225
Construction - Speculative	140,633	423,595	94,429	518,024	62,430
Custom Construction	118,128	264,731	72,847	337,578	64,062
Land - Acquisition & Development	123,204	331,874	111,920	443,794	25,146
Consumer - Lot Loans	14,122	32,395	9,903	42,298	6,873
Multi-Family	21,281	64,716	33,737	98,453	19,160
Commercial	7,120	17,488	9,098	26,586	4,913

	6/07 QTR	6/07 YTD	9/07 QTR	9/07 YTD	12/07 QTR
Loan Servicing Fee Income	$1,644	$4,454	$1,697	$6,151	$1,452
Other Fee Income	676	1,357	733	2,090	640

Total Fee Income	$2,320	$5,811	$2,430	$8,241	$2,091

	6/07 QTR	6/07 YTD	9/07 QTR	9/07 YTD	12/07 QTR
Average Loans	$7,851,203	$7,510,455	$8,003,878	$7,634,825	$8,259,272
Average Earning Assets	9,606,439	9,248,879	9,790,997	9,385,523	10,205,457
Average Assets	9,900,580	9,502,789	10,127,481	9,657,822	10,468,713
Average Paying Liabilities	8,447,141	8,068,740	8,656,288	8,216,834	9,018,629
Operating Expenses/Average Assets	0.70%	0.66%	0.70%	0.67%	0.66%
Efficiency Ratio	24.03	22.96	25.32	23.56	24.71
Amortization of Intangibles	$601	$1,230	$589	$1,819	$576
Net Interest Margin	2.77%	2.80%	2.70%	2.77%	2.56%

	6/07 QTR	6/07 YTD	9/07 QTR	9/07 YTD	12/07 QTR
Repayments
Loans	$474,010	$1,289,097	$415,242	$1,704,339	$331,716
MBS	47,846	139,685	43,978	183,663	37,146

	6/07 QTR	9/07 QTR	12/07 QTR
EOP Numbers
Shares Issued and Outstanding	87,360,751	87,441,750	87,475,272

	6/07 QTR	6/07 YTD	9/07 QTR	9/07 YTD	12/07 QTR
Share repurchase information
Remaining shares auth. for repurchase	2,988,314	2,988,314	2,888,314	2,888,314	2,888,314
Shares repurchased	71,700	321,700	100,000	421,700	—
Average share repurchase price	$23.59	$23.44	$23.07	$23.35	$—

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Washington Federal, Inc.

Fact Sheet

December 31, 2007

($ in Thousands)

	6/07 QTR	9/07 QTR	12/07 QTR
Tangible Book Value
$ Amount	$1,187,583	$1,210,882	$1,235,362
Per Share	13.59	13.85	14.12
# of Employees	898	886	880
Tax Rate - Going Forward	35.85%	35.85%	35.85%

	AS OF 6/30/07		AS OF 9/30/07		AS OF 12/31/07
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Loan Portfolio by Category
Single-Family Residential	$5,904,478	68.9%	$6,091,261	69.7%	$6,232,406	70.7%
Construction - Speculative	740,992	8.6	707,503	8.1	668,292	7.6
Custom Construction	379,650	4.4	328,929	3.7	318,947	3.6
Land - Acquisition & Development	705,772	8.2	755,577	8.7	746,078	8.5
Consumer - Lot Loans	157,408	1.8	159,001	1.8	158,475	1.8
Multi-Family	548,194	6.4	558,846	6.4	564,195	6.4
Commercial	141,542	1.7	135,910	1.6	123,403	1.4

	8,578,036	100%	8,737,027	100%	8,811,796	100%

Less:
ALL	28,817		28,520		29,370
Loans in Process	538,949		480,812		387,913
Deferred Net Origination Fees	39,958		39,417		38,699

	607,724		548,749		455,982

	$7,970,312		$8,188,278		$8,355,814

	AS OF 6/30/07			AS OF 9/30/07			AS OF 12/31/07
	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Deposits by State
WA	$2,530,068	42.5%	43	$2,552,796	42.6%	42	$2,579,086	42.4%	42
ID	542,591	9.1	16	562,284	9.4	16	559,981	9.2	16
OR	1,101,642	18.5	27	1,132,121	18.9	27	1,156,459	19.1	27
UT	318,237	5.3	10	322,732	5.4	10	313,056	5.2	10
NV	126,302	2.1	3	117,945	2.0	3	121,898	2.0	3
TX	95,652	1.6	6	85,132	1.4	6	90,548	1.5	6
AZ	821,602	13.8	20	809,514	13.5	20	828,446	13.7	20
NM	418,862	7.0	11	414,261	6.9	11	416,457	6.9	11

Total	$5,954,956	100%	136	$5,996,785	100%	135	$6,065,931	100%	135

	6/07 QTR		9/07 QTR		12/07 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Deposits by Type
Checking (noninterest)	$100,394	1.7%	$88,732	1.5%	$73,535	1.2%
NOW (interest)	320,588	5.4	320,362	5.3	359,250	5.9
Savings (passbook/stmt)	205,839	3.5	198,876	3.3	198,486	3.3
Money Market	764,610	12.8	739,554	12.3	719,198	11.9
CD’s	4,563,525	76.6	4,649,261	77.6	4,715,462	77.7

Total	$5,954,956	100%	$5,996,785	100%	$6,065,931	100%

Deposits greater than $100,000 - EOP	$1,548,867		$1,579,462		$1,629,274
Brokered Deposits	$—		$—		$—

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